UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 10, 2003

                        COMMISSION FILE NUMBER: 000-26755


                              SkyBridge Wireless, Inc.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                               88-0391722
 ------------------------------                              -----------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)


6565 Spencer Street, #205 Las Vegas, Nv                              89119
- ----------------------------------------                   ------------------
(Address of principal executive offices)                         (Zip Code)

                           The Entertainment Internet, Inc.
                  4970 W 2100 S., Suite 200, Salt Lake City UT 84120
         ----------------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report.)



Item 5.  Other Events and Regulation FD Disclosure

     On April 9, 2003, the company changed its name to Skybridge Wireless.







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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SkyBridge Wireless, Inc.
                              ------------------------
                              (Name of Registrant)



Date:  April 14, 2003         By:/s/ Jason Neiberger
                                 --------------------
                                 JASON NEIBERGER
                                 PRESIDENT